SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  July 3, 2002



                                   ATNG, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


Texas                            000-28519                  76-0510754
---------------------            ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


         3435 Wilshire Blvd., Suite 2040, Los Angeles, California 90010
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (213) 401-2031
                                 --------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None.


ITEM 5. OTHER EVENTS

     The financial statements attached hereto relate to the previously announced acquisition of Asian Infolink, Inc. and Segment Data Management, Inc. as wholly owned subsidiaries.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

     None.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Financial Statements:    Asian Infolink, Inc. Audited Financial Statements
                              for December 31, 2001

                              Segment Data Management, Inc. Audited Financial Statements for December 31, 2001

     Pro Forma Financials:    ATNG, Inc. Consolidated Pro Forma Financial
                              Information

     Exhibits:                None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 3, 2002                     ATNG, Inc.


                                          /s/George Betts
                                       By: -----------------------------------
                                           George Betts, President & CFO

                              ASIAN INFOLINK, INC.

                    -----------------------------------------

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                              ASIAN INFOLINK, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000

CONTENTS                                                                  PAGE
--------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT                                                3

FINANCIAL STATEMENTS

         Balance Sheets                                                     4

         Statements of Operations and Accumulated Deficit                   6

         Statements of Cash Flows                                           7

         Notes to Financial Statements                                      9


SUPPLEMENTARY INFORMATION

         Schedules of Selling, General and Administrative Expenses         13

INDEPENDENT AUDITORS' REPORT

Board of Directors
Asian Infolink, Inc.
Los Angeles, California

We have audited the accompanying balance sheets of Asian Infolink, Inc. (the "Company") as of December 31, 2001 and 2000, and the related statements of operation, accumulated deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

These audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information contained in the schedules on pages 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Los Angeles, California
June 11, 2002

                                              ASIAN INFOLINK, INC.
                                                 BALANCE SHEETS
                                           DECEMBER 31, 2001 AND 2000
----------------------------------------------------------------------------------------------------------------

                                                     ASSETS
                                                                      2001                        2000
                                                              ----------------------      ----------------------
CURRENT ASSETS

     Cash                                                     $              4,818        $             16,073
      Accounts receivable (Note 1)                                          30,640                          --
                                                              ----------------------      ----------------------
         Total current assets                                               35,458                      16,073

PROPERTY AND EQUIPMENT (Note 1)

     Machinery and equipment                                                51,639                      42,742
     Furniture and fixtures                                                 28,572                      28,572
                                                              ----------------------      ----------------------
                                                                            80,211                      71,314

     Less: Accumulated depreciation                                        (52,036)                    (40,387)
                                                              ----------------------      ----------------------

         Property and equipment, Net                                        28,175                      30,927

OTHER ASSETS                                                                 8,507                       8,507
                                                              ----------------------      ----------------------

                Total assets                                  $             72,140        $             55,507
                                                              ======================      ======================


                   See auditors' report and accompanying notes to the financial statements.


                                                     4


                                              ASIAN INFOLINK, INC.
                                                 BALANCE SHEETS
                                           DECEMBER 31, 2001 AND 2000
----------------------------------------------------------------------------------------------------------------

                                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

                                                                      2001                         2000
                                                              ----------------------       ---------------------

CURRENT LIABILITIES

     Accounts payable                                         $              37,079        $             55,466
     Unearned revenue                                                       201,470                     191,859
     Line of credit (Note 2)                                                225,924                     100,000
     Other payables                                                           7,599                       8,600
                                                              ----------------------       ---------------------

        Total current liabilities                                           472,072                     355,925

LOANS FROM SHAREHOLDER                                                           --                   1,265,210
                                                              ----------------------       ---------------------

            Total liabilities                                               472,072                   1,621,135

STOCKHOLDERS' DEFICIENCY

     Common stock, no par value -
       100,000 shares authorized,
       10,000 shares issued and outstanding                                  10,000                      10,000
     Additional paid-in capital                                           2,218,150                     210,000
     Accumulated deficit                                                 (2,628,082)                 (1,785,628)
                                                              ----------------------       ---------------------

         Total stockholders' deficiency                                    (399,932)                 (1,565,628)
                                                              ----------------------       ---------------------


                 Total liabilities
                        and stockholders' deficiency          $              72,140        $             55,507
                                                              ======================       =====================

                   See auditors' report and accompanying notes to the financial statements.

                                                       5

                                           ASIAN INFOLINK, INC.
                             STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                              FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------

                                                                      2001                        2000
                                                              ----------------------      ----------------------

Operating revenue                                             $            617,406        $          1,629,426

Selling, general and administrative expenses                             1,426,243                   2,398,853
                                                              ----------------------      ----------------------

Operating loss                                                            (808,837)                   (769,427)
                                                              ----------------------      ----------------------

Other expense:
  Loss on disposal of assets                                                    --                     (19,166)
  Investment loss                                                               --                    (142,000)
  Interest expense                                                         (32,817)                    (33,755)
                                                              ----------------------      ----------------------
     Total other expense                                                   (32,817)                   (194,921)
                                                              ----------------------      ----------------------

Loss before income taxes                                                  (841,654)                   (964,348)

Provision for income taxes (Note 4)                                            800                         800
                                                              ----------------------      ----------------------

Net loss                                                                  (842,454)                   (965,148)

Accumulated deficit, beginning                                          (1,785,628)                   (820,480)
                                                              ----------------------      ----------------------

Accumulated deficit, ending                                   $         (2,628,082)      $          (1,785,628)
                                                              ======================      ======================







                   See auditors' report and accompanying notes to the financial statements.

                                                       6


                                              ASIAN INFOLINK, INC.
                                            STATEMENTS OF CASH FLOWS
                                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------


                                                                       2001                        2000
                                                              ----------------------      ----------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss from operations                                 $           (842,454)       $           (965,148)
                                                              ----------------------      ----------------------

     Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

         Depreciation                                                       11,649                      15,495
         Loss on disposal of assets                                             --                      19,166

         (Increase) decrease in:
              Accounts receivable                                          (30,640)                    361,618
              Other assets                                                     --                       63,707

         Increase (decrease) in:
              Accounts payable                                             (18,386)                     55,465
              Unearned revenue                                               9,611                     191,859
              Other payables                                                (1,001)                     (2,830)
                                                              ----------------------      ----------------------

                  Total adjustments                                        (28,767)                    704,480
                                                              ----------------------      ----------------------


     Net cash used in operating activities                                (871,221)                   (260,668)
                                                              ----------------------      ----------------------








                                                   (Continued)


                    See auditors' report and accompanying notes to the financial statements.


                                                        7


                                              ASIAN INFOLINK, INC.
                                            STATEMENTS OF CASH FLOWS
                                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------

                                                                       2001                         2000
                                                               ----------------------       ----------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Purchase of property and equipment                                      (8,897)                         --
                                                               ----------------------       ----------------------

     Net cash used in investing activities                                   (8,897)                         --
                                                               ----------------------       ----------------------


CASH FLOWS FROM FINANCING ACTIVITIES:

                                                                                                             --
     Increase (decrease) in line of credit                                  125,924                    (580,000)
     Increase (decrease) in loans from shareholder                       (1,265,211)                    791,896
     Increase in paid-in capital                                          2,008,150                          --
                                                               ----------------------       ----------------------

      Net cash provided by financing activities                             868,863                     211,896
                                                               ----------------------       ----------------------

Net decrease in cash                                                        (11,255)                    (48,772)

Cash at beginning of year                                                    16,073                      64,845
                                                               ----------------------       ----------------------

Cash at end of year                                            $              4,818         $            16,073
                                                               ======================       ======================


SUPPLEMENTAL INFORMATION:

     Cash paid during the year for:

         Income tax                                                         $ 1,600        $                800
                                                               ======================      ======================
         Interest                                              $             32,817        $             33,755
                                                               ======================      ======================


                   See auditors' report and accompanying notes to the financial statements.

                                                        8

                              ASIAN INFOLINK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant  accounting  policies of Asian  Infolink,  Inc. (the
"Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

DESCRIPTION OF BUSINESS
-----------------------
Asian Infolink, Inc. was incorporated under the laws of the State of California in July 1998. Its operations consist of providing directory assistance via telephone and other information services.

USE OF ESTIMATES
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used primarily in determining the depreciation of property and equipment.

ACCOUNTS RECEIVABLE
-------------------
The company uses the direct write-off method to account for uncollectible accounts receivable. Bad debt expense for the years ended December 31, 2001 and 2000 were $176,812 and $164,006, respectively.

REVENUE RECOGNITION
-------------------
The Company's financial statements are prepared using the accrual method of accounting. In accordance with this method of accounting, revenue is recognized in the period in which it is earned and expenses are recognized in the period in which they are incurred. All revenues and expenses which are applicable to future periods have been presented as deferred or prepaid on the accompanying balance sheets.

                              ASIAN INFOLINK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT
----------------------
Property and equipment are stated at cost. Renewals and betterment that extend the economic useful lives of the related assets are capitalized. Expenditure for maintenance and repairs are charged to expense as incurred. Depreciable property is depreciated by the straight-line method for accounting purposes over the estimated useful lives of respective assets.

Depreciation expense for the years ended December 31, 2001 and 2000 was $11,649 and $15,495, respectively.

INCOME TAXES
------------
Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amount in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

COMPREHENSIVE INCOME
--------------------
Statement of Financial Accounting Standards No.130, Reporting Comprehensive Income, requires that total comprehensive income be reported in the financial statements. The Company does not have any significant comprehensive income items.

RECENT ACCOUNTING PRONOUNCEMENTS
--------------------------------
The Company has adopted Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", which is effective for the Company's intangibles acquired after June 30, 2001. The Company also has adopted SFAS No. 143, "Accounting for Assets Retirement Obligations", and SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". The statements address financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Adoption is not expected to have a material effect on the Company's financial statements.

                              ASIAN INFOLINK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 2 - LINE OF CREDIT

The Company has a line of credit with maximum borrowing limit of $300,000 from a bank, bearing interest at the lender's prime rate plus 1.5% (6.5% as of December 31, 2001). The agreement expires on November 20, 2002. This credit line is secured by substantially all of the Company's assets, and is guaranteed by the officers of the Company. Borrowings outstanding under this arrangement were $225,924 and $100,000 at December 31, 2001 and 2000, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

A portion of the Company's business is conducted with other companies related by virtue of common ownership. Such balances and transactions as of December 31, 2001 and for the year then ended were as follows:

                                                2001                    2000
                                  ---------------------     --------------------

Operating revenue                        $    27,440               $   15,686
Accounts receivable                            1,920                       --
Accounts payable                               3,000                       --


NOTE 4 - INCOME TAX

At December 31, 2001 and 2000, the composition of the Company's net deferred income tax asset is as follows:

                                               2001                     2000
                                       ---------------------     ---------------

Deferred income tax assets - current             $   72,210          $   66,980
Deferred income tax assets - non-current            627,745             348,783
Valuation allowances                               (699,955)           (415,763)
                                       ---------------------     ---------------

  Net deferred income tax assets                 $       --          $       --
                                       =====================     ===============



Deferred income tax assets principally resulted from certain costs and expenses incurred for financial reporting purposes not currently deductible for income tax purposes and from net operating loss carryforwards. At December 31, 2001, the Company had federal net

                              ASIAN INFOLINK, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 4 - INCOME TAX (CONTINUED)

operating loss carryforwards of approximately $2,318,000 which will expire in the years 2019 through 2021, and California net operating loss carryforwards of approximately $1,158,000 expiring in the years through 2011.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes that it is more likely than not that most of the deferred tax assets will not be realized.

NOTE 5 - COMMITMENTS

The Company is leasing office facilities from a non-affiliate. The lease expires in June, 2003.

At December 31, 2001, minimum rental commitments under this lease are as follows:

        Years Ending December 31,                            Amount
        ------------------------------------------    -----------------------

        2002                                             $   75,929
        2003                                                 39,965

Rent expense was $82,304 and $51,527 for the years ended December 31, 2001 and 2000, respectively.

NOTE 6 - SUBSEQUENT EVENT

Subsequent to the balance sheet date, in January of 2002, the Company was sold to an unrelated party in exchange for stock of the acquiring company.

                              ASIAN INFOLINK, INC.
            SCHEDULES OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------
                                           2001                      2000
                                  --------------------      --------------------

     Officers' salaries                   $    43,750               $    18,718
     Salaries and wages                       593,949                   651,527
     Payroll taxes                             60,564                    52,526
     Advertising                               11,217                   258,001
     Automobile expense                        13,971                     2,009
     Bad debt                                 176,812                   164,006
     Bank charges                                  --                     2,241
     Contributions                                 --                       850
     Commissions                               16,429                   617,608
     Delivery                                     984                     4,080
     Depreciation                              11,649                    15,495
     Dues and subscription                        225                     1,969
     Equipment rental                          59,737                    66,295
     Insurance                                 22,933                    28,339
     License and taxes                          5,536                     5,421
     Meals and entertainment                   10,864                    14,463
     Office expense                             8,792                    29,552
     Outside services                          12,322                        --
     Professional fees                         63,606                    20,294
     Rent (Note 5)                             82,304                    51,527
     Repair and maintenance                     7,639                    17,691
     Telecommunications                       216,117                   308,914
     Travel                                     6,843                    43,547
     Miscellaneous                                 --                    23,780
                                  --------------------      --------------------

           Total                           $1,426,243              $  2,398,853
                                  ====================      ====================


    See auditors' report and accompanying notes to the financial statements.

                          SEGMENT DATA MANAGEMENT, INC.
                    -----------------------------------------

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                          SEGMENT DATA MANAGEMENT, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000

CONTENTS                                                               PAGE
-------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT                                             3

FINANCIAL STATEMENTS

         Balance Sheets                                                  4

         Statements of Operations and Accumulated Deficit                6

         Statements of Cash Flows                                        7

         Notes to Financial Statements                                   9


SUPPLEMENTARY INFORMATION

         Schedules of Selling, General and Administrative Expenses      12

INDEPENDENT AUDITORS' REPORT

Board of Directors
Segment Data Management Inc.
Los Angeles, California

We have audited the accompanying balance sheets of Segment Data Management, Inc. (the "Company") as of December 31, 2001 and 2000, and the related statements of operations, accumulated deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

These audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information contained in the schedules on pages 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Los Angeles, California
June 11, 2002

                                          SEGMENT DATA MANAGEMENT INC.
                                                 BALANCE SHEETS
                                           DECEMBER 31, 2001 AND 2000
----------------------------------------------------------------------------------------------------------------

                                                     ASSETS

                                                                      2001                        2000
                                                              ----------------------      ----------------------

CURRENT ASSETS

     Cash                                                     $                767        $             29,284
      Accounts receivable (Note 1)                                           6,197                      28,039
     Prepaid income taxes                                                    3,850                       1,518
                                                              ----------------------      ----------------------
         Total current assets                                               10,814                      58,841

PROPERTY AND EQUIPMENT (Note 1)

     Furniture and fixtures                                                  1,950                       1,950
     Machinery and equipment                                                66,374                      63,615
                                                              ----------------------      ----------------------
                                                                            68,324                      65,565

     Less: Accumulated depreciation                                        (43,300)                    (31,091)
                                                              ----------------------      ----------------------

         Property and equipment, net                                        25,024                      34,474
                                                              ----------------------      ----------------------


             Total assets                                     $             35,838        $             93,315
                                                              ======================      ======================







                    See auditors' report and accompanying notes to the financial statements.

                                                        4



                                          SEGMENT DATA MANAGEMENT INC.
                                                 BALANCE SHEETS
                                           DECEMBER 31, 2001 AND 2000
----------------------------------------------------------------------------------------------------------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                      2001                         2000
                                                              ----------------------       ---------------------

CURRENT LIABILITIES

     Accrued expense                                                    $     6,000                  $       --
     Due to shareholder                                                          --                       1,338
     Payroll taxes payable                                                    2,108                       3,040
                                                              ----------------------       ---------------------
         Total current liabilities                                            8,108                       4,378


STOCKHOLDERS' EQUITY

     Common stock, no par value -
       100,000 shares authorized,
       2,500 shares issued and outstanding                                   50,000                      50,000
     Retained earnings (Accumulated deficit)                                (22,270)                     38,937
                                                              ----------------------       ---------------------

             Total stockholders' equity                                      27,730                      88,937
                                                              ----------------------       ---------------------

                  Total liabilities
                      and stockholders' equity                         $     35,838                 $    93,315
                                                              ======================       =====================


                    See auditors' report and accompanying notes to the financial statements.

                                                        5

                                       SEGMENT DATA MANAGEMENT INC.
                             STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                              FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------
                                                                        2001                       2000
                                                                 -------------------        --------------------

Operating revenue                                                $         147,143          $          458,629

Selling, general and administrative expenses                               207,550                     460,955
                                                                 -------------------        --------------------

Operating loss                                                             (60,407)                     (2,326)

Interest income                                                                 --                       1,408
                                                                 -------------------        --------------------

Loss before income taxes                                                   (60,407)                       (918)

Provision for income taxes (Note 3)                                            800                       7,518
                                                                 -------------------        --------------------

Net loss                                                                   (61,207)                     (8,436)

Retained earnings, beginning                                                38,937                      47,373
                                                                 -------------------        --------------------

Retained earnings / (Accumulated deficit), ending                $         (22,270)         $           38,937
                                                                 ===================        ====================



                    See auditors' report and accompanying notes to the financial statements.

                                                        6

                                          SEGMENT DATA MANAGEMENT INC.
                                            STATEMENTS OF CASH FLOWS
                                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
----------------------------------------------------------------------------------------------------------------

                                                                      2001                        2000
                                                              ----------------------      ----------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss from operations                                 $            (61,207)       $           (8,436)
                                                              ----------------------      ----------------------

     Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

         Depreciation                                                       12,209                     13,492

         (Increase) decrease in:
              Accounts receivable                                           21,842                     12,705
              Prepaid income taxes                                          (2,332)                   (18,932)

         Increase (decrease) in:
              Accrued expense                                                6,000                         --
              Payroll taxes payable                                           (932)                     1,332
                                                              ----------------------      ----------------------

                  Total adjustments                                         36,787                      8,597
                                                              ----------------------      ----------------------

     Net cash provided by / (used in)
         operating activities                                              (24,420)                       161
                                                              ----------------------      ----------------------












                                                   (Continued)

                    See auditors' report and accompanying notes to the financial statements.

                                                        7


                                          SEGMENT DATA MANAGEMENT INC.
                                            STATEMENTS OF CASH FLOWS
                                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
----------------------------------------------------------------------------------------------------------------

                                                                       2001                         2000
                                                               ----------------------       ----------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Purchase of property and equipment                                       (2,759)                    (14,326)
                                                               ----------------------       ----------------------

     Net cash used in investing activities                                    (2,759)                    (14,326)
                                                               ----------------------       ----------------------


CASH FLOWS FROM FINANCING ACTIVITIES:

     Net decrease in due to shareholder                                       (1,338)                    (53,000)
                                                               ----------------------       ----------------------

     Net cash used in financing activities                                    (1,338)                    (53,000)
                                                               ----------------------       ----------------------

Net decrease in cash                                                         (28,517)                    (67,165)

Cash at beginning of year                                                     29,284                      96,449
                                                               ----------------------       ----------------------

Cash at end of year                                            $                 767        $             29,284
                                                               ======================       ======================


SUPPLEMENTAL INFORMATION:

     Cash paid during the year for:

         Income tax                                            $               3,132        $             26,450
                                                               ======================      ======================








                    See auditors' report and accompanying notes to the financial statements.

                                                        8


                          SEGMENT DATA MANAGEMENT INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Segment Data Management Inc. (the "Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

DESCRIPTION OF BUSINESS
-----------------------
Segment Data Management Inc. was incorporated under the laws of the State of California in July 1998. Its operations consist of data marketing.

USE OF ESTIMATES
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used primarily in determining the depreciation of property and equipment.

ACCOUNTS RECEIVABLE
-------------------
The company uses the direct write off method to account for uncollectible accounts receivable.

PROPERTY AND EQUIPMENT
----------------------
Property and equipment are stated at cost. Depreciable property is depreciated by the accelerated depreciation method for accounting purposes over the estimated useful lives of respective assets.

Depreciation expense for the years ended December 31, 2001 and 2000 were $12,209 and $13,492, respectively.

                          SEGMENT DATA MANAGEMENT INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION
-------------------
The Company's financial statements are prepared using the accrual method of accounting. In accordance with this method of accounting, revenue is recognized in the period in which it is earned and expenses are recognized in the period in which they are incurred. All revenues and expenses which are applicable to future periods have been presented as deferred or prepaid on the accompanying balance sheets.

COMPREHENSIVE INCOME
--------------------
Statement of Financial Accounting Standards No.130, Reporting Comprehensive Income, requires that total comprehensive income be reported in the financial statements. The Company does not have any significant comprehensive income items.

RECENT ACCOUNTING PRONOUNCEMENTS
--------------------------------
The Company has adopted Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", which is effective for the Company's intangibles acquired after June 30, 2001. The Company also has adopted SFAS No. 143, "Accounting for Assets Retirement Obligations", and SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". The statements address financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Adoption is not expected to have a material effect on the Company's financial statements.

NOTE 2 - RELATED PARTY TRANSACTIONS

A substantial portion of the Company's business is conducted with other companies related by virtue of common ownership. Such balances and transactions as of December 31, 2001 and for the year then ended were as follows:

                                               2001                    2000
                                 ---------------------     --------------------

Operating revenue                       $    95,511              $   217,108
Accounts receivable                           3,575                   19,782

                          SEGMENT DATA MANAGEMENT INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 3 - INCOME TAX

The provision for income taxes for the years ended December 31, 2001 and 2000 are summarized as follows:

                                           2001                     2000
                                  ---------------------     --------------------
Income tax provision:

   Federal                               $      --               $    4,730
   State - California                          800                    2,788
                                 ---------------------     --------------------

     Income tax provision                $     800               $    7,518
                                 ---------------------     --------------------

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amount in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

As of December 31, 2001 and 2000, the management has determined that the Company does not have any material deferred income tax assets and liabilities.

NOTE 4 - SUBSEQUENT EVENT

Subsequent to the balance sheet date, in January of 2002, the Company was sold to an unrelated party in exchange for stock of the acquiring company.

                          SEGMENT DATA MANAGEMENT INC.
            SCHEDULES OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

                                         2001                        2000
                                 -------------------        --------------------

  Officer's salary                       $  84,000                   $  84,000
  Salaries and wages                        39,333                      56,691
  Payroll taxes                             10,117                      12,481
  Advertising                                  293                       2,490
  Automobile expense                         7,652                      10,701
  Commissions                                  200                       5,161
  Depreciation                              12,209                      13,492
  Dues and subscription                      1,976                       1,211
  Employee benefit                           1,738                          --
  Insurance                                  8,318                       6,984
  Licenses and taxes                         3,409                       3,677
  Meals and entertainment                    3,522                       4,902
  Office expense                             1,893                       5,740
  Professional fees                          5,400                      27,400
  Rent                                       5,883                      16,804
  Royalty                                   11,850                      45,841
  Telecommunications                         3,526                     119,880
  Travel                                     5,605                      11,932
  Miscellaneous                                626                      31,568
                                 -------------------        --------------------
                                        $  207,550                  $  460,955
                                 ===================        ====================

    See auditors' report and accompanying notes to the financial statements.

                                   ATNG, INC.
                    (FORMERLY PATHOBIOTEK DIAGNOSTICS, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                  CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

                                   ATNG, INC.
                    (FORMERLY PATHOBIOTEK DIAGNOSTICS, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                  CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

The accompanying pro forma financial statements present the historical financial information of ATNG, Inc. (ATNG) as adjusted for the acquisition of Asian Infolink, Inc. (AIL) and Segment Data Management, Inc. (SDM) pursuant to Agreements entered into on February 20, 2002 whereby ATNG acquired all the outstanding stock of AIL and SDM in exchange for an aggregate of 1,800,000 shares of ATNG common stock. Additional the Company agreed to issue common stock under consulting contracts with an AIL selling shareholder to provide sales and marketing services in an aggregate amount of $300,000 and an SDM selling shareholder for technical services in an aggregate amount of $200,000. The 1,800,000 shares have been valued at the trading price of ATNGs' stock on February 20, 2002 of $1.55 per share. The number of shares to be issued in satisfaction of the consulting services will be recorded when the shares are issued for such services. For financial reporting purposes, the business combination is to be accounted for under the purchase method of accounting. AIL and SDM continue to operate as wholly owned subsidiaries of ATNG.

The accompanying pro forma balance sheet presents the historical financial information of ATNG as of December 31, 2001, as adjusted for the acquisition of AIL and SDM, which are accounted for under the purchase method of accounting, as if the transaction had occurred as of December 31, 2001.

The accompanying pro forma statement of operations for the year ended December 31, 2001 combines the historical financial information of ATNG, AIL and SDM for the year ended December 31, 2001 as if the acquisition had occurred at the beginning of the year.

The pro forma financial statements have been prepared by management, based on the historical financial statements of ATNG, AIL and SDM. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of ATNG for the twelve months ended December 31, 2001 included in ATNG's Form 10-KSB for the twelve months ended December 31, 2001 and the historical financial statements of AIL and SDM included elsewhere herein.

                      DESCRIPTION OF THE BUSINESS ACQUIRED

ASIAN INFOLINK, INC.
-------------------
Asian Infolink, Inc. (AIL) located in Los Angeles, California, provides full service Asian language customer relationship management through AIL Telemarketing(TM). The call center utilizes the latest Lucent PBX, interactive voice response (IVR) system, and online collaborative chat system (eCRM) to service any call center campaigns and/or online customer support. AIL has developed proprietary Asian language agent software that allows error free and efficient call center operation.

At the inception, September 1998, AIL launched its first project by creating the only 24 hour Korean language directory assistance company. The directory assistance was launched under the brand name of 1004 Directory Service(TM)
(1004). Since then 1004 has fulfilled over 5.5 million inquiries and delivered over 10 million advertisement messages to Korean consumers. 1004 also possesses the largest paying Korean business member organization with 1,500 businesses and has the most up to date accurate database of Korean businesses in the United States. Currently 1004 is recognized by more than 80% of Korean consumers living in the major cities of the United States.

Over the years AIL has serviced several Fortune 500 clients such as New York Times, Prudential Insurance, and AT&T.

SEGMENT DATA MANAGEMENT
-----------------------
Segment Data Management (SDM) was founded in 1995 due to the serious lack of available data on the ethnic markets (consumer and businesses) residing in the United States. Ethnic marketers needed reliable data to accurately identify and deliver targeted offers and marketing communications to ethnic segments in their "language of choice" or preference. SDM has developed one of the largest surname tables of its kind (over 30,000) along with its proprietary first name algorithm. SDM offers its segmentation services to clients wishing to enhance their own internal customer database with ethnic identification and language preference.

SDM has also developed one of the largest and most comprehensive Asian American consumer database in the nation (over 2 million households) in conjunction with Experian (formerly TRW). With 93% verified accuracy, direct marketers are now able to address Asian American prospects with accurate ethnicity and dominant language spoken in the household. SDM's database is selectable by language preference, presence of children, age, income, phone numbers, length of residence, geography, dwelling type, and more.

SDM has served clients such as AT&T, Sprint, Bank of America, Citibank, UPS, USPS, Sears, Merrill Lynch, Met Life, and many more Fortune 500 companies.

                                                            ATNG, Inc.
                                             (formerly Pathobiotek Diagnostics, Inc.)
                                                  (A Development Stage Company)
                                               Consolidated Pro Forma Balance Sheet
                                                        December 31, 2001

                                                           Asian            Segment Data                             Pro Forma
                                            ATNG, Inc.   Infolink, Inc.    Management, Inc.          Pro Forma     Consolidated
                                            Historical     Historical         Historical            Adjustments       Amounts
                                          -------------- ----------------  ------------------       -----------    ------------
              ASSETS

CURRENT ASSETS
   Cash                                          $82,069          $4,818                 $767                             $87,654
   Prepaid Advertising                         1,165,000                                                                1,165,000
   Accounts Receivable                            25,000          30,640                6,197                              61,837
   Other                                          16,805           8,507                3,850                              29,162
                                          --------------------------------------------------------                ----------------
              Total Current Assets             1,288,874          43,965               10,814                           1,343,653

PROPERTY AND EQUIPMENT-NET                        64,807          28,175               25,024                             118,006
INTELLECTUAL PROPERTY                              5,539                                                                    5,539
PREPAID ADVERTISING                            1,110,000                                                                1,110,000
INVESTMENT IN SUBSIDIARIES                                                                      1       2,790,000
                                                                                                2      (2,790,000)
                                          ----------------------------------------------------                    ----------------

                                              $2,469,220         $72,140              $35,838                          $2,577,198
                                          ====================================================                    ================


LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
   Accounts Payable                           $1,073,913          37,079                                                1,110,992
   Accrued Salaries                            1,635,019                                6,000                           1,641,019
   Payroll Taxes Payable                         262,425           7,599                2,108                             272,132
   Accrued Interest                               43,193                                                                   43,193
   Notes Payable- Related                        389,710                                                                  389,710
   Notes Payable-Other                           348,000                                                                  348,000
   Notes Payable- Bank                                           225,924                                                  225,924
   Deferred Income                                60,355         201,470                                                  261,825
                                          ----------------------------------------------------                    ----------------
              Total Current Liabilities        3,812,615         472,072                8,108                           4,292,795
                                          ----------------------------------------------------                    ----------------

OTHER OBLIGATIONS                                186,750                                                                  186,750
                                          ---------------                                                         ----------------

STOCKHOLDERS' DEFICIENCY

   Common Stock                                    2,935          10,000               50,000   1            (180)
                                                                                                2          60,000           3,115
   Capital in Excess of Par Value             11,371,563       2,218,150                        1      (2,789,820)
                                                                                                2       2,218,150      14,161,383
   Deficit Accumulated During The

              Development Stage              (12,904,643)     (2,628,082)             (22,270)  2      (2,650,352)
                                                                                                2      (2,138,502)    (16,066,845)
                                          ----------------------------------------------------                    ----------------

                                              (1,530,145)       (399,932)              27,730                          (1,902,347)
                                          ----------------------------------------------------                    ----------------

                                              $2,469,220         $72,140              $35,838                          $2,577,198
                                          ====================================================                    ================

                          SEE NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS


                                                            ATNG, Inc.
                                             (formerly Pathobiotek Diagnostics, Inc.)
                                                  (A Development Stage Company)
                                          Consolidated Pro Forma Statement of Operations
                                                        December 31, 2001

                                                                 Asian         Segment Data                             Pro Forma
                                                ATNG, Inc.   Infolink, Inc.    Management, Inc.          Pro Forma     Consolidated
                                                Historical     Historical         Historical            Adjustments       Amounts
                                             -------------- ----------------  ------------------       -----------    ------------

REVENUES
   Telecommunication Services                       $284,927                                                               $284,927
   Advertising and Call Center Services                              617,406                                               $617,406
   Data Management Services                                                               147,143                          $147,143
                                            ------------------------------------------------------    ------------------------------
              Total                                  284,927         617,406              147,143                         1,049,476
                                            ------------------------------------------------------    ------------------------------

OPERATING EXPENSES
   Cost of services                                  862,186         840,672              123,333                         1,826,191
   General and administrative                      6,018,104         386,693               72,515   3         500,000     6,977,315
   Advertising                                     3,387,900          11,217                  293                         3,399,410
   Interest                                          136,891          32,817                                                169,708
   Bad Debts                                                         176,812                                                176,812
   Depreciation and Amortization                      29,057          11,649               12,209                            52,915
                                            ------------------------------------------------------    ------------------------------

                                                  10,434,138       1,459,860              208,350             500,000    12,602,351
                                            ------------------------------------------------------    ------------------------------

OTHER EXPENSES
   Excess of purchase price over
   net book value of acquired
   subsidiaries                                                                                     4       2,259,571     2,259,571
   Merger and reorganization costs                   361,620                                                                361,620
   Write-off of intellectual property                107,715                                                                107,715
                                            ----------------------------------------------------------------------------------------

                                                     469,335                                                2,259,571     2,728,906
                                            ----------------------------------------------------------------------------------------

NET (LOSS)                                      ($10,618,546)      ($842,454)            ($61,207)        ($2,749,571) ($14,281,781)
                                            ======================================================    ==============================



NET (LOSS) PER COMMON SHARE-
BASIC AND DILUTED                                                                                                            ($0.50)
                                                                                                                      ==============
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING-
BASIC AND DILUTED                                                                                                        28,340,053
                                                                                                                      ==============

                          SEE NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS


ATNG, Inc.
Pro Forma Journal Entries
and Elimination Entries

                        1

Investment in Subsidiaries                     2,790,000.00
Common Stock                                                              180.00
Additional Paid In Capital                                          2,789,820.00
Shares issued for AIL and
 SDM 1,800,000 for $1.55

                        2

Excess of purchase price over net book
value of acquired subsidiaries                (2,138,502.00)
Common Stock                                      60,000.00
Additional Paid in Capital                     2,218,150.00
Investment in Subsidiaries                                          2,790,000.00
Accumulated Deficit                                                 2,650,352.00
Record Elimination entry for AIL & SDM
at 12/31/01 for Balance Sheet

                        3

General and Administrative                       500,000.00
Common Stock 322,580 sh at 1.55                                            32.26
Additional Paid in Capital                                            499,967.74
Value of service for Roy and Elliot
to be covered by S-8 stock-Entry
for Income Statement at Beg. Of Year

                        4

Excess of purchase price over net book
value of acquired subsidiaries                 2,259,571.00
Common Stock                                      60,000.00
Additional Paid in Capital                     2,218,150.00
Investment in Subsidiaries                                          2,790,000.00
Accumulated Deficit                                                 1,747,721.00
Record Elimination entry for AIL & SDM
at 1/1/01 for Income Statement


                                               7,967,369.00         7,967,369.00

                                   ATNG, INC.
                    (FORMERLY PATHOBIOTEK DIAGNOSTICS, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
              NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma financial statements are presented to reflect the acquisition of Asian Infolink, Inc. (AIL) and Segment Data Management, Inc.
(SDM) by ATNG, Inc. (ATNG), accounted for as a purchase transaction.

The accompanying pro forma balance sheet as of December 31, 2001 has been prepared to give effect to the acquisition of AIL and SDM by ATNG, Inc. as if the acquisition occurred on December 31, 2001. The accompanying pro forma statement of operations combines the historical operations of ATNG, AIL and SDM for the year ended December 31, 2001 as if the acquisition had occurred at the beginning of the period presented.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma financial statements reflect the following pro forma adjustments:

1. Record the issuance of ATNG common stock in exchange for all the outstanding common shares of AIL and SDM effective December 31, 2001.

2. Eliminate investment in AIL and SDM and reflect excess of purchase price over net book value of acquired subsidiaries as a charge to operations effective December 31, 2001.

3. Record stock to be issued under consulting contracts with employees of AIL and SDM as if the stock was issued effective January 1, 2001.

4. Eliminate investment in AIL and SDM and reflect excess of purchase price over net book value of acquired subsidiaries as a charge to operations effective January 1, 2001.

NOTE 3 - (LOSS) PER COMMON SHARE

Pro forma loss per common share for the year ended December 31, 2001 is computed based on the weighted average number of common shares of ATNG outstanding during the year adjusted for the issuance of shares in the acquisition of AIL and SDM.